INDEX TO EXHIBITS


          Exhibit                                               Sequentially
          Number             Exhibits                           Numbered Page


          3.1          Restated Certificate of Incorporation
                       (Exhibit 3.1 to the Company's             I/B/R
                       Registration Statement on Form S-1
                       (File Number 33-33453) filed on
                       February 9, 1990 and effective on
                       April 24, 1990).

          3.2          By-Laws of the Company (Exhibit 3 to      I/B/R
                       the Company's Quarterly Report on Form
                       10-Q for the fiscal quarter ended
                       September 30, 1995).

          4.1          Specimen Certificate of Common Stock      I/B/R
                       (Exhibit 4.1 to the Company's
                       Registration Statement on Form S-1
                       (File Number 33-33453) filed on
                       February 9, 1990 and effective on
                       April 24, 1990).

          4.2          Orbital Sciences Corporation 1990         I/B/R
                       Stock Option Plan (Exhibit 4.4 to the
                       Company's Registration Statement on
                       Form S-8 (File Number 33-47789) filed
                       on and effective on May 11, 1992).

          4.3          Orbital Sciences Corporation 1990         I/B/R
                       Stock Option Plan for Non-Employee
                       Directors (Exhibit 4.5 to the
                       Company's Registration Statement on
                       Form S-8 (File Number 33-47789) filed
                       on and effective on May 11, 1992).

          4.4          Form of Indenture dated as of January     I/B/R
                       26, 1993 among the Company and
                       Security Trust Company, National
                       Association, as Trustee (Exhibit 4.4
                       to the Company's Annual Report on Form
                       10-K for the fiscal year ended
                       December 31, 1992).

          4.5          Form of 6 3/4% Convertible Subordinated      I/B/R
                       Debenture due 2003 (Exhibit 4.5 to the
                       Company's Annual Report on Form 10-K
                       for the fiscal year ended December 31,
                       1992).

          4.6          MacDonald, Dettwiler and Associates
                       Ltd. Key Employee Share Option Plan -
                       1994.

          4.7          MacDonald, Dettwiler and Associates
                       Ltd. Key Employee Share Option Plan -
                       1993.

          4.8          MacDonald, Dettwiler and Associates
                       Ltd. Key Employee Share Option Plan -
                       1988, as amended by Amendment No. 1
                       dated November 17, 1995.

          4.9          MacDonald, Dettwiler and Associates
                       Ltd. Employee Share Option Plan -
                       1988, as amended by Amendment No. 1
                       dated November 17, 1995.

          4.10         Form of Replacement Option.

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          5            Opinion of Ropes & Gray.

          23.1         Consent of Ropes & Gray (contained in
                       Exhibit 5).

          23.2         Consent of KPMG Peat Marwick LLP.

          23.3         Consent of KPMG Peat Marwick Thorne.

          24           Powers of Attorney (contained on the
                       Signature Page of this Registration
                       Statement).

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